                                 EXHIBIT 10.52


                    Software and Hardware License Agreement
                  with Siemens Nixdorf Informationssysteme AG
                             dated August 25, 1994

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG



        This Software and Hardware License Agreement (hereinafter referred to as the "Agreement"), by and between Pyramid Technology Corporation, a corporation duly incorporated in the State of Delaware, United States of America, and with a principal place of business at 3860 North First Street, San Jose, CA 95134 (hereinafter referred to as "PTC"), and Siemens Nixdorf Informationssysteme AG, a German business association whose address is Heinz Nixdorf Ring 1, 33106 Paderborn, Federal Republic of Germany (hereinafter referred to as "SNI").

                                 WITNESSETH:

        WHEREAS, PTC is the sole owner or licensor of the computer components today named MESHine and MILE and directly related software products such as MESH SSI; and

        WHEREAS, SNI desires to obtain the right to manufacture and sublicense in object code form, for use under its own name and mark, such computer software programs owned by PTC and to obtain certain support and maintenance services from PTC with respect to such programs; and

        WHEREAS, PTC offers to grant to SNI a license to use internally, copy and modify the source code for such software programs that will be the subject of this Agreement, as well as the right to copy and modify such software for distribution in object code form; and

        WHEREAS, SNI desires to obtain the right to manufacture for use under its own name and mark, such computer hardware components owned by PTC and to obtain certain support and maintenance services from PTC with respect to such computer components; and

        WHEREAS, PTC is willing to grant such rights and provide such services to SNI on the terms and conditions set forth in this Agreement; and

        WHEREAS, PTC and SNI hold valid source and distribution licenses for UNIX SYSTEM V Rel. 4; and


Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


        WHEREAS, PTC and SNI have entered into several contracts in the past, that are not amended, modified or superceded by this Agreement and remain in full power and effect; and

        WHEREAS the parties have entered into a contract entitled "Pyramid Technology Corporation and Siemens Nixdorf Informationssysteme AG
OEM-Agreement", dated at the Effective Date hereof (hereinafter referred to as the "OEM-Agreement"),


        NOW, THEREFORE, PTC and SNI, in consideration of the promises and covenants set forth herein, do hereby agree as follows:


1.      DEFINITIONS

        For purposes of this Agreement, the following words and phrases, whether used in the singular or plural, shall be defined as follows:

a. The term "Acceptance Criteria" shall be defined as the criteria set forth in Article 7.e on Page 17.

b. The term "Affiliate" shall mean each and all business associations 50% or more owned or controlled directly or indirectly by either SNI or PTC, as is apparent from the context of its usage.

c. The term "Agreement" shall mean this Software and Hardware License Agreement as defined on Page 1 of this document, including all the Exhibits which are referenced in this Agreement, and are attached hereto, all of which Exhibits are incorporated herein by reference.

d. The term "Base System" shall mean a basic entry configuration of a particular computer system model. Such configuration must include processor (or in case of a multi-processor system the amount of processors included in the specific configuration), random access memory, fixed disk and removable disk or tape storage device (except for diskless workstations, where the network connection is included instead).

e. The term "Binary Copy" shall mean a copy of a computer software program in machine readable form suitable for execution directly on computer hardware.


Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


f. The term "Component" shall mean a part or element of a computer software program or hardware unit which performs a separately identifiable function or which is marketed as a distinct computer software product.

g. The term "Derivative Work" shall mean the recasting, transforming, or adapting of a prior existing work such that the succeeding work includes more than a trivial addition, although the addition or additions may or may not be substantial in nature when compared to the underlying work as a whole.

h. The term "Distributor" shall mean any non-employee representative of SNI or any Affiliates of SNI, which has been granted the right by SNI or any of SNI's Affiliates to use and grant sublicenses to a Product.

i. The term "Documentation" shall mean technical, programming, maintenance and support manuals, user guides and other documentation, including modifications, updates, Derivative Works thereof, and translations relating to the Products, whether in written, graphical, human readable or machine readable form and in any media.

j. The term "Effective Date" shall have the meaning as defined on Page 42 of this Agreement.

k. The term "End-User" means any end-user licenses of Product supplied by SNI, an Affiliate of SNI or a Distributor.

l. The term "Enhancement" shall mean a change or changes to a version of a computer software program or a hardware unit incorporating one or more new functions or features compared to the last prior version.

m. The term "Extended Software License" shall have the meaning set forth in Article 2.c on Page 8 of this Agreement.

n. The term "Hardware Product" shall mean the computer units specified in Exhibit A.

o. The term "Improvement" shall mean a change or changes to a version of a computer software program or a hardware unit incorporating upgrades to existing functions or which improves performance compared to the last prior version.


Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


p. The term "Maintenance Fee" shall have the meaning set forth in Article 12.d on Page 24 of this Agreement.

q.      The term "Maintenance Procedures" shall have the meaning set forth in
        Article 12.b on Page 21 of this Agreement.

r.      The term "Major Default by PTC" shall have the meaning set forth in
        Article 23.a on Page 34 of this Agreement.

s.      The term "Major Default by SNI" shall have the meaning set forth in
        Article 23.b on Page 35 of this Agreement.

t. The term "Manufacturing License" shall be defined as the irrevocable, worldwide and perpetual right, license and interest to, directly or indirectly, including through any Affiliates, market, promote, display, manufacture, distribute, use, support, develop, enhance, improve, modify, produce Derivative Works, or integrate with any other products, the subject computer hardware component in any form; any Component thereof; any Enhancement, Improvement and Modification thereto; any technology incorporated therein; and includes a license under PTC's patents, copyrights and proprietary rights related to the subject computer hardware component, and a license to use Trademarks.

u.



v.



w. The term "Modification" means the bug fixes, error corrections and minor functional changes in the computer software program or hardware unit developed by or for or provided by PTC, and intended to correct errors or instances of nonconformity with technical specifications in the functionality.

x. The term "NILE" shall mean the PTC computer systems currently known as "NILE" and future versions and generations thereof based on the micro processors MIPS R4X00 and T5.


Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


y. The term "Object Code" means the form of computer software programs resulting from the translation or processing of Source Code by a computer into machine language or intermediate code, and which is in a form of computer software programs that would not be convenient to human understanding of the program logic, but which is appropriate for execution or interpretation by a computer.

z. The term "OEM-Agreement" shall have the meaning as set forth on Page 1 of this Agreement.

aa.     The term "Product" shall mean Software Product and/or Hardware Product.

ab. The term "Product Release(s)" shall mean, as is apparent from the context of its usage, one or more current editions of a Product distributed for the purposes of codification of all previously created Enhancements, Modifications and Improvements.

ac.     The term "Protected Parties" shall have the meaning set forth in
        Article 13.a on Page 25 of this Agreement.

ad. The term "PTC" shall refer to PTC Technology Corporation, the named party to this Agreement.

ae.     The term "PTC Group" shall refer to PTC and the Affiliates of PTC.

af. The term "PTC Price List" shall mean PTC's United States standard commercial end user price list (today named Corporate Price List).

ag. The term "Reference System(s)" shall mean, as is apparent from the context of its usage, one or more computer systems on which PTC has delivered and thereafter supports, and SNI has accepted, one or more of the Products.

ah.




Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                                                                             .

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


ai. The term "Royalty Fee" shall mean the payments owed to PTC and SNI for sublicenses of Product as set forth in Article 17 on Page 28 in this Agreement.

aj. The term "Royalty Report" shall have the meaning set forth in Article 17.g on Page 31 of this Agreement.

ak. The term "Rules" shall have the meaning set forth in Article 24.1 on Page 39 of this Agreement.

al. The term "Selected Components" shall mean the Software Products specified in Exhibit A.

am. The term "Siemens" shall mean the German business association named Siemens AG, whose address is Wittelsbacher Platz 2, 80XXX Munich, Federal Republic of Germany.

an. The term "SNI" shall refer to Siemens Nixdorf Informationssysteme AG, the named party to this Agreement.

ao.     The term "SNI Group" shall refer to SNI and the Affiliates of SNI.

ap.
                                        .

aq.


                  .

ar. The term "Engineering Support" shall mean the resource provided to support personnel and development personnel to assist them in their diagnostic work by providing design, specification information, back ground materials; in case of any computer software program Source Code changes, Object Code changes and change/fix testing; and in case of computer hardware units schematics and logic design.

as. The term "Software Product" shall mean the computer software programs specified in Exhibit A, attached hereto and incorporated herein by reference; and all Enhancements and Improvements of such


Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


        computer software program, which the PTC Group includes in its standard operating systems for MESHine and MILE; and all Modifications of the computer software programs listed above; and all related documentation to such computer software programs listed above.

at. The term "Source Code" shall mean a copy of a computer software program in a form convenient for reading and review by an individual, such as a printed or written listing of the programs, but which is not in a form that would be suitable for execution directly on computer hardware.

au. The term "Term" shall have the meaning set forth in Article 22.a on Page 34 of this Agreement.

av. The term "Trademark" means any of PTC's trademarks and service marks for the Products which PTC may adopt from time to time, either alone or in association with other words, names or symbols.

aw. The term "User Documentation" shall mean Documentation designed for End-Users and not confidential to PTC.

        Other terms used in this Agreement are defined in the context in which they are used and shall have the respective meanings there indicated.

2.      GRANT OF LICENSE

a.      Software License on MESHine and MILE Systems

        Subject to the limitation expressed in Article 2.f, PTC grants to the SNI Group




                           .

Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


b.      Software License on SNI Systems for Selected Components

        Subject to the limitation expressed in Article 2.f,


                                     .

c.      Extended Software License on SNI Systems

        Subject to the limitation expressed in Article 2.f, PTC grants to the SNI Group




                .

        The term              as used in this Article 2.c,





                            .

d.      Hardware License for the

        PTC grants to the SNI Group a


                     .

e.      Distribution Exclusivity




                                .





                                                       .


Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


        Notwithstanding the above grant, SNI understands and recognizes that PTC will have to honor any other PTC worldwide re-marketing agreements in effect at the Effective Date hereof.

f.      Source Sublicense Limitation

        Any sublicense granted by the SNI Group to any third party pursuant to this Agreement for the use of the Source Code of the Product shall be limited in scope

        Source Code sublicenses shall be granted pursuant to this Agreement only to third parties holding and maintaining a valid UNIX System V Rel. 4 Source License.

g.      Source License for Support

        PTC grants to the SNI Group a



                                                                 .

h.      Documentation

        PTC grants to the SNI Group a


                                                        .

i.      User Documentation

        PTC grants to the SNI Group a


                                                      .

j.      Distributors

        Each member of the SNI Group

        subject only to the limitations of this Article 2.


                                                                        .



Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


        pursuant to agreements that substantially comply in all applicable respects with the terms and conditions of this Agreement.

k.      Use of Trademarks

        PTC hereby consents and grants to the SNI Group the
                           solely or in connection with the Trademarks, trademarks, service marks, trade names, logos and brand names other than any of the Trademarks in association with the marketing, promotion, licensing, sublicensing, displaying and distribution of the Products, such that, except for the inclusion in the Product and documentation of PTC's proprietary rights notice, the Products and all Documentation may be identified by other than the Trademarks.

l.      Third Party Rights

        PTC shall inform SNI of all portions of any Software Product generated by third parties. PTC shall assist SNI, as required, in obtaining from these third parties such rights as will allow SNI to exercise fully its rights granted under this Agreement or grant such rights to SNI directly, if PTC is authorized to do so by such third party.

m.      Technology Licenses in the Event of Default

        PTC hereby grants to SNI, a
                                                 for all intellectual property
        rights (including patents and copyrights), technology, technical information (including Documentation, Source Code), and know-how related to Products which PTC now or any time during the Term of this Agreement (including any renewals or extensions) owns or has rights to license and/or use, upon the following terms and conditions:

        In the event of any

        SNI Group under this Agreement or any other agreement between SNI and PTC relating to the Products, for any reason including by reason of insolvency, force majeure, any filing for protection under the bankruptcy or insolvency laws or commencmenet of bankruptcy proceedings, appointment of any trustee or receiver over any matrial portion of business or assets of PTC, or as a

Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                  SNI:
     ----                                                                  ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


        result of the occurrence of any material event or condition where the same, maintenance and support, and performing SNI Groups's obligation to third parties; such license may be used to dispose of inventories, and is not in lieu of any other rights or remedies SNI Group may have at law, in equity or other wise.





n.      Surviving Rights in Bankruptcy

        The Rights and License granted under this Agreement are intended to survive any proceedings in bankruptcy as per Section 365(n) of the U.S. Bankruptcy Code.

o.      Extending Rights to Future Affiliates












3.      TERMS FOR NEW PRODUCTS AND SNI PRODUCTS

a.      Information about New Products

        Each party hereto agrees to keep the other party informed about its development and marketing plans for any new software product including software products which will or might significantly or functionally replace any Product, or which will or might be com-


Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


        petitive with any Product or any horizontal or vertical applications marketed on Products during the Planning Meetings.

b.      Terms for New Products

        This Agreement and its Exhibits specify terms and conditions for Products. Terms and conditions, including licensing and pricing, for future products and developments will be negotiated in good faith from time to time to reach agreement.

c.      License for SNI Computer Software Programs



                  the parties agree to enter into good faith negotiations on the agreement intended to accomplish such result. The parties agree that such negotiations shall be conducted as expeditiously as possible.



                                                                             ,
        the parties agree to enter into good faith negotiations on the agreement intended to accomplish such a result. The parties agree that such negotiations shall be conducted as expeditiously as possible.





d.      Licensing of Applications










4.      DEVELOPMENT PLAN.


Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


a.

             The development plan is a finalized plan for the development of the Products.

b.

                           Each future Product Release shall be delivered to SNI on or before such scheduled delivery date.

        PTC shall provide to SNI notice of any anticipated delay in any scheduled delivery date of any Product Release as soon as PTC is aware that such delay is likely to occur.

c.      Planning Meetings shall be held on a periodic basis as set forth in
        Article 5.a, to discuss and mutually agree upon any necessary change to the then-current development plan. If the parties mutually agree upon changes, such changes shall be added to and become part of the development plan.


5.      PLANNING MEETING

a.      Product Planning Meetings

        PTC and SNI agree to conduct Product Planning Meetings on a periodic and regular basis,

                  for the primary purposes of reviewing the development status and progress, modifying and changing the then current Development Plan, if necessary, and discussing other areas of mutual interest.

b.      Product Managers

        The product manager of the Products for SNI and the product manager of the Products for PTC shall serve as focal points for liaison between the parties for the purpose of product planning, requirements, specifications and delivery. To resolve day to day issues between the parties both product managers will meet at
                                     . These meetings shall include an
        assessment of unresolved errors as defined in Article 12.b.


Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


6.      DELIVERY

a.      Delivery Commitment

        PTC agrees that for each Software Product on a Product Release basis for all then-current Reference Systems, to deliver to SNI




        PTC agrees that for each Hardware Product on a Product Release basis for all then-current Reference Systems, to deliver to SNI




        These deliveries of Products shall include, without limitation, the development environment and tools used to develop the Products, only to the extent that PTC has the right to deliver such materials and is not limited due to third party obligation, and any other information which PTC has created or has been created on behalf of PTC relating to any Product Release or such other Reference System related releases.

b.      Product Deliverables

        In each delivery of each Product Release by PTC to SNI, PTC shall include at least the following deliverables:

        (1)

        (2)

        (3)

        (4)

                                          only to the extent that PTC has the
                right to deliver such materials and is not limited due to third party obligation.

        (5)


Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


(6)

c.      Documentation Deliverables

        With the delivery of any Product Release by PTC to SNI, PTC shall provide to SNI at least the following Documentation:

        (1)

        (2)

        (3)

        (4)


        (5) All class and training materials including instructor and student materials.

d.

        The           copies of the Software Product(s), as such exists on the
        Effective Date of the Agreement, shall be delivered by PTC specified above, upon execution of this Agreement.
        Thereafter, each new version of the             of each Product Release
        shall be delivered to                         specified above, no later
        then when such Product Release is generally available to any other licensee of PTC or of any Affiliate of PTC.

e.







Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


7.      ACCEPTANCE

a.      Certificates

        SNI shall use its reasonable efforts after receipt by SNI of any Product Release to verify whether any such Product Release meets the Acceptance Criteria. If any such Product Release, either initially or following a cure within a cure period of a maximum of

                                             , meets the Acceptance Criteria,
        SNI shall promptly, but no later than                   after receipt
        of the Product Release by SNI, provide PTC with an acceptance certificate, or, if any such Product Release does not meet the Acceptance Criteria, then SNI shall promptly, provide PTC with a non-acceptance certificate. On failure to issue a non-acceptance certificate within said the Product Release shall be deemed accepted.

b.      Acceptance
















c.      Non-Acceptance



                                                                    Any such
        failures that cannot be, upon request of PTC, reproduced by SNI


Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG






d.      Payment Reduction as a Remedy for Non-Acceptance

        If one or more Products do not meet every element of the Acceptance Criteria,



e.      Acceptance Criteria

        Each Product Release which is delivered to SNI much meet the Acceptance Criteria. The Acceptance Criteria are set forth in Exhibit C.

        Furthermore each Product Release, in order to meet the Acceptance Criteria, shall be of high quality.

        The high quality of subsequent Product Releases shall be considered to be achieved if such subsequent Product Release meets the following criteria:

        (1)



        (2)





        (3)




        (4)





Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG







8.      DOCUMENTATION

        If requested by SNI, PTC shall provide SNI with machine readable copies of Documentation as described in Article 6.c.

During the Term of this Agreement, PTC shall supply SNI with materials reflecting any changes to be made in the machine readable copies of documentation to keep them current.


9.      TRADEMARKS

        Other than as expressly provided herein, nothing in this Agreement shall be deemed to grant one party any right, title or interest in the trademarks, tradenames or service marks of the other party. Any use by one party of the other's trademarks, tradename or service marks shall be subject to and be strictly in accordance with this Agreement.


10.     SUBLICENSING AGREEMENTS

a. SNI agrees that each recipient of any Source Code or Binary Copy of the Product(s) from SNI, its Affiliates or a Distributor shall be bound by a sublicense agreement that requires compliance by the recipient in accordance with the same terms and conditions of this Agreement that are applicable to such sublicense.

b. Any sublicense may allow for a transfer of any sublicensed Source Code or Binary Copy of the Product(s) to another computer system or location of the sublicensee, provided that the terms on which such transfer may occur shall adequately protect against continued use of one sublicensed Source Code or Binary Copy of the Product(s) on more than one computer system, except as is technically necessary to support the use of a Product on a network of computers of an end-user.


11.     PROTECTION OF PROPRIETARY RIGHTS


Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


a. PTC hereby represents and SNI recognizes and agrees that the Product and Documentation (i) is considered by PTC to contain trade secrets of PTC or PTC's licensors, (ii) is furnished by PTC to SNI, and through SNI to Affiliates of SNI and Distributors, in confidence, and
        (iii) contains propietary and confidential information of PTC. Title to, ownership of, and all proprietary rights in the Product and Documentation are reserved to and will at all times remain with PTC. PTC's placement of a copyright notice on any portion of the Product and Documentation will neither be construed to mean that such portion has been published, nor derogate from any claim that such portion is a trade secret or contains proprietary and confidential information of PTC.

b.      SNI will (i) maintain the Product and Documentation in confidence,
        (ii) use at least the same degree of care to maintain its secrecy as it uses in maintaining the secrecy of its own proprietary and confidential information, (iii) always use at least a reasonable degree of care in maintaining its secrecy, (iv) use it only to perform its obligations and in exercising rights under this Agreement. SNI will properly reproduce on each copy it makes of the Product or Documentation all notices of the patent, copyright, trademark or trade secret rights of PTC in the Product or Documentation.

c. Other than as contemplated by this Agreement SNI will not disclose, furnish, transfer or otherwise make available any portion of Product or Documentation to any person except to its Affiliates and to Distributors, End-Users and to those of its and their employees, agents or contractors whose access is necessary for use of the Product or Documentation in accordance with this Agreement. SNI, its Affiliates or Distributors will by instruction, agreement and otherwise with each of its Distributors and its End-User or its contractors, inform them of the proprietary and confidential nature of the Product or Documentation and obtain their compliance with the terms of this
        Article 11. SNI will be liable for any non-compliance with the provisions of this Article 11 by its Affiliates.


d. Notwithstanding anything in this Article 11 to the contrary, SNI will not have any obligation with respect to that portion of the Product and Documentation that (i) was known to it prior to receipt from PTC,
        (ii) is lawfully obtained from a third party under no obligation of confidentiality, or (iii) is or becomes publicly


Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


        available other than as a result of any act or failure to act of SNI,
        (iv) the disclosure of which is required to enforce this Agreement, or
        (v) the disclosure of which is required by a governmental authority of competent jurisdiction.

e. Each of the parties shall at all times use reasonable care to avoid disclosure to third parties of any information during the Term of this Agreement that is received from the other party to this Agreement, which information is considered confidential and identified by the disclosing party, such as the terms and conditions of this Agreement, marketing plans, financial information, price lists and information contained in the Royalty Report and in the Development Plan.

12.     SUPPORT AND MAINTENANCE

a.      PTC's Support Obligations

        PTC agrees to provide the following support for the Products:

        (1)


        (2)


        (3)


        (4)







        (5)






Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


        (6) PTC shall inform SNI of PTC's educational contact who shall assist SNI in educational issues, such as development of classes, class content, class presentation, and knowledge transfer to facilitate the teaching of classes for the Product.

        (7)




        (8)



        (9) PTC shall provide to SNI telephone support from PTC to SNI personnel with respect to Product during PTC's normal business hours.

        (10) PTC shall provide reasonable additional Engineering Support, marketing support, educational support and beta test support to SNI upon SNI's request at PTC's then current rates.

        (11)


                       Such Product Release shall be of at least the same
                workmanlike quality as the preceding Product Release.

        (12) PTC shall make reasonable efforts to offer the necessary training for each Product Release to enable SNI: to develop the expertise required to market, promote, license, support, develop, and integrate with other products, the Products and to provide End-User training for the Products. All available student material shall be provided by PTC and hands-on practice and exercises will be utilized.

b.      Maintenance Procedure

        As used in this Agreement, the term "Maintenance Procedure" means that procedure PTC shall institute in order to avoid and correct any errors in the most recent and next prior general Product Releases delivered to SNI, but at least for all Product Releases

Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


        which were accepted by SNI during the
        This procedure shall meet the following requirements:

        (i)





















        (ii) Upon receipt by PTC of a report of an error, PTC shall confirm or adjust the severity reported by SNI for the error and shall respond to the error in the manner described below. If an adjustment is made from the severity stated by SNI for an error, that adjustment and the underlying reason for the adjustment shall be immediately reported by PTC to SNI. If SNI disagrees with PTC's decision, SNI will notify PTC and the parties shall in good faith negotiate so as to agree to the correct severity of the reported error.

        (iii)    PTC shall respond to reported errors as follows:


                                 After said          period and until a code


Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


                correction is delivered to SNI, PTC shall fully report to SNI in writing PTC's continuing efforts and progress in producing a code correction.











                                                                           PTC
                shall use reasonable efforts to provide a code correction with
                the next scheduled release. After said                  period
                and until a code correction is delivered to SNI, PTC shall fully report to SNI in writing PTC's continuing efforts and progress in producing an avoidance or a code correction.

c.      Default

        PTC agrees to respond to all reported errors in the Product as specified in Article 12.b above.
















Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


d.      Maintenance Fee

        In consideration of the support and maintenance services supplied by PTC to SNI as specified in Articles 12.a and 12.b above, SNI shall pay a quarterly fee (herinafter referred to as "Maintenance Fee") for such services.

        SNI may terminate the support and maintenance services by notice
        to be received at least                 before the beginning of
        the calendar quarter the termination shall become effective.

        Such fee may be adjusted annually to reflect changes in engineering labor rate as determined by good faith negotiations between SNI and PTC.




e.      Additional Assistance

        In the event that SNI requires assistaance from PTC in addition to the maintenance adn support services set forth above with respect to the configuration, lusage or presentation of operation of a Product, then PTC shall provide such assistance, on mutually agreeable dates, subject to the availability of necessary PTC per-sonnel,
                Such charges will be payable by SNI within of receipt of an invoice covering the servies, which invoice shall not be forwarded to SNI prior to the end of the month in which services are rendered.

f.      Support Period

        PTC shall provide support and maintenance services for each Pro-duct to SNI as provided in Articles 12.a and 12.b above, for a following the announcement
        of discontinuation of such Product to SNI by PTC unless such support and maintenance is explicitly discontinued pursuant to
        Article 23.

Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


g.      Reference System

        The                                                           which
        are available to SNI under the OEM Agreement.

        For the purpose of support, maintenance, error verification and acceptance, the specific configuration shall be used as defined in Exhibit C. Such systems shall be current with the latest versions available to PTC's End-User.


                                       At least one Reference System of each
        type shall be maintained during the Term of this Agreement.

        Subject to the rights granted to the SNI Group in Article 2, SNI is free to determine to which and for how many computer systems will port the Products.





        Additional or replacement Reference Systems may be defined by mutual written agreement. SNI will not unreasonably withhold such agreement.


13.     INDEMNIFICATION AND LIMITATIONS OF RELATED LIABILITIES

a. PTC shall defend, save and hold harmless from, and indemnify SNI, Affiliates of SNI, Distributors and End-Users (hereinafter the "Protected Parties") against, any and all claims, demands, losses, costs, damages, suits, judgments, penalties, expenses and liabilities of any kind or nature whatsoever, including reasonable attorneys' fees and arising directly or indirectly out of any provided that the SNI shall give PTC prompt notice within
                        of any such claim and shall provide reasonable cooperation in the defense of any such claim.

        PTC shall have no liability arising under this Article 13.a for damages
        which accrue on or after                     following an appropriate
        notice and delivery by PTC to SNI of a subsequent

Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


b. PTC shall indemnify the Protected Parties against, any and all direct damages of any kind or nature whatsoever, including reasonable attorneys' fees, and the payment of legal judgments and reasonable settlements, provided that SNI shall give PTC
        prompt notice following SNI's actual knowledge of any such claim that would constitute




c.      For claims under this article 13,                         whether in
        contract, tort or otherwise, for any damages arising out of this Agreement shall be limited to





        Should PTC acccept a higher liability than specified above in any other contract with a third party, PTC shall offer the same coverage to SNI.

        Should PTC purchase insurance protection to cover its liability under this Article 13, PTC shall offer SNI to be name beneficiary under such insurance policy.


14.     LIMITATION OF LIABILITY

        OTHER THAN PURSUANT TO THE PRECEDING ARTICLE 13 OF THIS AGREEMENT, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR (i) SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR (ii) ANY DAMAGES RESULTING FROM LOSS OF USE, DATA OR PROFITS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE USE OR PERFORMANCE OF ANY PRODUCT. THIS EXCLUSION WILL APPLY REGARDLESS OF THE CAUSE OF ACTION, WHETHER BASED ON CONTRACT OR TORT, INCLUDING NEGLIGENCE. FURTHER, OTHER THAN PURSUANT TO THE PRECEDING ARTICLE 13 OF THIS AGREEMENT, IN NO EVENT WILL EITHER PARTY'S TOTAL LIABILITY FOR ANY DAMAGES IN ANY ACTION BASED ON CONTRACT OR TORT ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT EXCEED THE


Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG








15.     WARRANTY

a. PTC represents and warrants to SNI that PTC has full power and authority to grant all Right And Licenses and all other rights granted or conveyed to SNI under this Agreement and has full power and authority to enter into this Agreement.

b. PTC further warrants that the Products and the use of the Products as delivered to SNI shall not




c. PTC further warrants to SNI that the Products shall conform to the functional specifications as described in Exhibit A and in the Documentation for the Products, and shall be free of problems or errors which would materially affect its performance in accordance with such functional specifications.

d.




e. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, PTC AND SNI MAKE NO OTHER WARRANTIES AND HEREBY EXPRESSLY DISCLAIM ALL OTHER
        WARRANTIES, EXPRESS OR IMPLIED,   CONCERNING THE PRODUCTS,
        INCLULDING ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

16.     EXPORT CONTROL

a. This Agreement is made subject to any laws, regulations, orders or other restrictions on the export of Product, Documentation or related information which may be imposed at any time or from time to time by the government of the United States of America. Both parties (i) will comply with all such laws, regulations, orders and other restrictions to the extent that they are applicable to

Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


        such party, and (ii) will not, directly or indirectly, export or re-export such items to any country for which the U.S. government or any agnecy thereof requires an export license or other governmental approval, without first obtaining the same.

b. PTC shall obtain any necessary licenses to export or re-export Product, Documentation and related information from the United States. This commitment by PTC does not constitute a guarantee that a favorable classification for Product will be available.

17.     ROYALTIES AND FEES

a.      License Fee

        In consideration of the rights granted pursuant to Article 2 to SNI by PTC, SNI will pay a license fee of which


        Upon payment of the                                             license
        fee the Right And Licenses granted to SNI under this Agreement except the Extended Software License as described in Article 2.c shall be


        This license fee is due upon execution of this Agreement and receipt by SNI of an appropriate invoice referencing this Agreement and shall be paid by SNI within following its receipt of such invoice by SNI.

b.












Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG






        This option is valid until December 31, 1996.


        The license fee for the Extended Software License is due
                    following notice by SNI of its election of this option by SNI and receipt by SNI of an appropriate invoice referencing this Agreement.

c.      Third Party Fees










        Should a third party, except for the product listed above, duly request royalties and/or other fees to be paid, PTC shall be responsible for these fees.










        *


        *



        *




Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG








d.      Royalty Fees






        Notwithstanding the above, for sublicenses granted pursuant to this Agreement for Modifications, Enhancements and Improvements of a Product for the use on a computer system,



e.      Royalty Fee Calculation

        The Royalty Fee for a Binary Copy sublicense granted according to
        Article 2.c pursuant to this Agreement for a Software Product





        The Royalty Fee for a Source Code sublicese granted pursuant to this Agreement shall be as specified in Exhibit B.

        The Royalty Fee for a Binary Copy sublicense grated according to
        Article 2.c pursuant to this Agreement for a Software Product



f.      Due Dates

        The payment of Royalty Fees due to PTC for a calendar quarter shall accompany the Royalty Report for such calendar quarter.

        SNI shall pay all valid invoices under this Agreement within from date of receipt of such invoice.


Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


g.      Royalty Reports

        For so long as SNI is required to pay Roylaty Fees to PTC under this Agreement, SNI shall, following the Effective Date, delivered
        to PTC a written statement calculating the Royalty Fees for such calendar quarter (herein referred to as "Royalty Report").

        Each Royalty Report shall identify the name and address of any Source Code sublicensee granted a Source Code sublicense during the preceding calendar quarter.

h.      Non-Delivery / Non-Acceptance Rememdy

        PTC shall meet all scheduled delivery dates as specified in the Development Plan as specified in Exhibit C and meet the specified Acceptance Criteria.

        The parties hereby recognize and agree that in the event that of which will be
        difficult or impossible to ascertain.














Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


i.      Price List

        PTC shall provide SNI with a copy of the relevant sections of each new PTC Price List upon availabilty.

        SNI shall provide PTC with a copy of the relevant sections of each new SNI Price List upon availability.


18.     PAYMENT METHOD

a.      Transfer of Payments

        Payments shall be to a bank in the United States designated by the party which is to receive them, or to such other location as such party shall reasonably direct the other party to make such payments.

        All Royalty Fees and payments shall be made in               dollars.

b.      Payment Set Off

        Neither party shall, at any time, set off amounts owed by it to the other party under this Agreement, against any amounts owed to it by the other party under this Agreement, except as specified in Article 19.b.

                                if not explicitly stated in this Agreement otherwise and if not used to reduce Royalty Fees due, and are not


c.      Exchange Rates

        For the purpose of determining the Royalty Fees due to PTC based on the as of the last working
        day of the calendar quarter for which payments are due, to dollars by using the




Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


19.     AUDITS

a.      No more than once each              during the Term of this
        Agreement, PTC shall, at its cost, have the right to have an independent certified public accountant not used by PTC to audit its financial records, and report to
        PTC on the amount of payments that should have been made for the period audited. Such audit shall take place at such location as SNI will designate as the location of its such records, during SNI's regular business hours and upon not less that
                                              Such audit shall not be
        scheduled to occur during the time that SNI's own outside auditing firm is auditing SNI's records and, subject to Article 19.b below,

        by SNI. Each certified public accountant shall execute for SNI a confidentiality agreement requiring that no information obtained during the audit other than that permitted in this provision of the Agreement shall be disclosed to PTC or any third party.

b. Any underpayment or overpayment by SNI disclosed to PTC by such audit shall, as applicable, be paid in full by SNI or reimbursed
        in full by PTC                 after the notification to PTC and
        SNI of such underpayment or overpayment. Nevertheless SNI may set off any overpayment from its next quarterly Royalty Fee payment(s) due to PTC, if not reimbursed by PTC. If an underpayment
        disclosed as a result of an audit exceeds           of all
        royalty payments due to PTC for the audited period.






20.     TAXES

        All taxes shall be owed by the party against which those taxes are assessed by the applicable governmental authority.

According to the double taxation agreement between the Federal Republic of Germany and the United States of America, German withholding tax payments for Royalty Fees will not be levied. PTC will apply for a


Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG



certificate of tax exemption in respect of Royalty Fees from the German government. Unless such certificate is submitted, SNI will be entitled to postpone or withhold payments under this Agreement in accordance with the double taxation agreement.

21.
        In the event that PTC or it Affiliates provide any third party for the Product(s), or any service of PTC, including equal or lower
prices,                                                        which
writing shall provide a full and detailed explanation of the same. SNI may thereafter obtain, at its option,


22.     TERM

a. The term of this Agreement (herein referred to as "Term") shall commence on the Effective Date and shall continue as long as this Agreement is not terminated in accordance with the terms and conditions contained in this Agreement.

b. All sublicenses issued by SNI, Affiliates of SNI or Distributors during the Term of this Agreement, that by their terms, remain in effect beyond the Term of this Agreement shall remain in effect according to their provisions.

23.     TERMINATION

a.




Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG

immediately upon further notice given by SNI to PTC after the end of any such












b.














        Any such termination shall be effective immediately upon further notice given by PTC to SNI after the end of any such


c.      Termination by PTC

        In the event PTC gives notice of its intent to voluntarily terminate this Agreement, such termination shall be effective




        In the event of a termination under this Article 23.c, PTC shall perform all the obligations set out in Article 12, for so long as



Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG

        those obligations would otherwise continue to exist



d.      Termination by SNI

        In the event SNI gives notice of its intent to voluntarily terminate this Agreement, such termination shall be effective.




e.      Surviving Rights and Obligations

        (1) The following shall survive and continue without any limi-tation as to time after any termination of this Agreement: the Rights and Licenses and any other rights granted to SNI in Articles 2.a, 2.b, 2.c, 2.d, 2.f, 2.g, 2.h, 2.i, 2.j, 2.k,
             2.m, 2.n, 2.o; and the terms and conditions of Articles 8, 9, 10, 13, 14, 15.a, 15.b, 16, 18, 23, 24.b, 24.g, 24.k,
             24.1.

             In all events, the obligations as set forth in Article 11
             shall survive and continue for                  after any
             termination of this Agreement.

        (2) The following shall survive termination so long as SNI is obligated to pay to PTC any Royalty Fees: Articles 17, 18, 19, and 20.

24.     MISCELLANEOUS

a.      Assignment and Successors

        Neither party hereto may assign any of its rights nor delegate any of its duties under this Agreement, without the express prior written consent of the other party, except that SNI may assign its rights and delegate their attendant duties under this Agreement in whole or in part to any Affiliates of SNI or to Siemens.

        All terms and conditions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their succes-sors in interest.



Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG



b.      Notices

        Wherever under this Agreement one party is required or permitted to give notice to the other, such notice shall be in writing and deemed given when delivered by hand, by registered or certified mail, return receipt requested, postage prepaid, or by telex or facsimile, receipt of which is confirmed by telex or facsimile and addressed as follows:

                In the case of SNI:

                Siemens Nixdorf Informationssysteme AG
                Heinz Nixdorf Ring 1
                33106 Paderborn
                Attn: Rechtsabteilung (Legal Department)
                CC:   Midrange Systems Unit

                In the case of PTC:

                Pyramid Technology Corporation
                3860 North First Street
                San Jose, CA 95134
                Attention: General Counsel

        Either party hereto may from time to time change its address for notification purposes by giving the other prior notice hereunder, duly acknowledged by the other in writing, of the new address and the date on which it will become effective.

c.      Headings

        The article and section headings used herein are for reference and convenience only and shall not enter into the interpretation hereof.

d.      Language of Agreement

        The official language of the Agreement is English.


e.      Relationship of Parties

        Either party, in furnishing services to the other party hereunder, is acting only as an independent contractor. Neither party


Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


        undertakes by this Agreement or otherwise to perform any obligation of the other party whether regulatory or contractual, or to assume any responsibility for the others party's business or operations.

f.      Representations

        Each of the parties agree that it shall not, without the prior, express, written permission of the other party, make any representations, statements, or suggestions to any third party which purport to be or might reasonably be construed to be on behalf of the other party.

g.      Severability

        If any provision of this Agreement is declared or found to be illegal, unenforceable or void, then both parties shall be relieved of all obligations arising under such provision, but only to the extent that such provision is illegal, unenforceable or void. If the remainder of this Agreement shall not be affected by such declaration or finding and is capable of substantial performance, then each provision not so affected shall be enforced to the extent permitted by law. If the elimination of such provision(s) materially affects this Agreement, the Agreement shall be renegotiated so that any change in the rights and obligations hereunder is shared as equitably as is feasible.

h.      Waiver

        No delay or omission by either party hereto exercise any right or power hereunder shall impair such right or power or be construed to be a waiver thereof. A waiver by either of the parties hereto of any of the covenants to be performed by the other or any breach thereof shall not be construed to be a waiver of any succeeding breach or of any other covenant herein.

i.      Force Majeure

        If the performance of this Agreement or any obligation hereunder is prevented, restricted or interfered with by reason of fire or other casualty or accident; strikes or labor disputes; war or other violence; any law, order, proclamation, regulation, ordinance, demand or requirement of any governmental agency; or any


Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


        other act or condition whatsoever beyond the reasonable control of the party required to perform, excluding weather conditions other than catastrophic weather conditions, the party whose performance is so affected, upon giving prompt notice to the other party, shall be excused from such performance to the extent of such prevention, restriction or interference; provided, however, that the part so affected shall take all reasonable steps to avoid or remove such causes of non-performance and shall immediately continue performance hereunder whenever such causes are removed.

j.      Entire Agreement and Amendment

        Amendments and modifications to this Agreement or to the Development Plan shall be valid only if in writing and signed by duly authorized representatives of PTC and SNI.

        Certificates as set forth in Exhibit D shall be valid only if in writing and signed by duly authorized representatives of either PTC or SNI, as the certificate may require.

        This Agreement supersedes all prior agreements and understandings and reflects the entire agreement between the parties with respect to the matters contained herein.

k.      Governing Law / Choice of Venue

        This Agreement shall be governed by and construed in accordance with
        the laws of the                    .

        The "Convention Relating to a Uniform Law on the International Sale of Goods" is not intended by the parties to apply to this Agreement and shall not apply to this Agreement.

        All action, suits and proceedings instituted by the parties and arising out of, related to or concerning this Agreement shall be instituted and maintained in the Federal District Court


l.      Arbitration

        SNI and PTC agree that all disputes arising out of or in connection with this Agreement,


Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


                               shall be decided by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (hereafter referrred to as "Rules"). Either party may submit such matter to arbitration.

        The parties agree that the arbitration proceedings shall be held and
        determined by       impartial arbitrators.  The decision of a majority
        of the arbitrators shall be binding upon the parties.  Said arbitrators shall be appointed pursuant to the Rules and all arbitrators must be familiar with computer systems, and two of which shall have at least five (5) years of work experience in the computer industry, and one of which shall hold a legal degree and all shall have no prior work experience with either SNI or PTC or their Affiliates. The cost of the arbitration proceedings shall be shared equally by the parties. All arbitration proceedings shall be in
        English and take place in                       .  The findings of such
        arbitration may be enforced by either party in a court of competent jurisdiction.

m.      Publicity

        PTC and SNI hereby agree that each of them and their Affiliates shall not announce or disclose the existence of this Agreement, its terms and conditions and the relationship described herein to any third parties without the prior, written consent of PTC and SNI, which consent shall not be unreasonable withheld, particularly as such disclosure is required by the financial or securities rules and laws governing a party. The parties will jointly agree on the form and content of any public announcement, including press releases, of the existence of this Agreement, its terms and conditions and the relationship described herein and the method by which such announcement is made.

n.      EEC Approval

        The parties will give appropriate notice of this Agreement to the EEC-Commission for anti-trust clearance. The parties will assist each other with respect to the EEC-procedure and provide each other with all information requested by the EEC-Commission.


Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


        parties shall use their best efforts to submit the notification to the EEC-Commission as soon as possible.


25.     EXHIBITS

        The following Exhibits are attached to and incorporated by reference into this Agreement.

            Exhibit A      Products Specifications

            Exhibit B      Pricing

            Exhibit C      Development Plan

            Exhibit D      Certificates

            Exhibit E      Countries


Version:  PSSHLAGR.END                             Date: August 25, 1994 (22:55)

PTC:                                                                   SNI:
     ----                                                                   ----

                   Software and Hardware License Agreement
                                   between
                        Pyramid Technology Corporation
                                     and
                    Siemens Nixdorf Informationssysteme AG


        IN WITNESS WHEREOF, PTC and SNI have each caused this Agreement to be signed and delivered by its duly authorized officers, all as of September 1, 1994 ("Effective Date"):

PYRAMID TECHNOLOGY CORP.                SIEMENS NIXDORF
                                        INFORMATIONSSYSTEME AG

By:                                     By: /s/ Klaus Gewald
   -------------------------               -------------------------

Name:                                   Name:   Klaus Gewald
     -----------------------                 -----------------------
     (print or type)                         (print or type)

Title:                                  Title:  Vice President
      ----------------------                  ----------------------

                                        By: /s/ Dr. Heinrich Spatz
                                           -------------------------
                                        Name:  Dr. Heinrich Spatz
                                             -----------------------
                                           (print or type)

                                        Title:  Vice President
                                              ----------------------